UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

Item 1. Report to Shareholders

California Tax-Free Money Fund	February 28, 2014

The views and opinions in this report were current as of February 28, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-exempt bonds experienced a reprieve from heavy mutual fund redemptions and a decline in new issuance volume in the past six months, allowing interest rates to decline. California tax-free municipal bond prices benefited from this trend and posted a solid return in the past six months, but ended the fiscal year slightly negative due to losses incurred in the first half of the reporting period when interest rates rose across all fixed income sectors. The California Tax-Free Bond Fund trailed its benchmark average of similar funds for the six months ended February 28, 2014, but surpassed it for the full year. The California Tax-Free Money Fund was roughly flat over both periods.

MARKET ENVIRONMENT

The U.S. economy grew at a moderate pace over the last 12 months despite higher federal tax rates and spending cuts at the beginning of 2013. Gross domestic product expanded at a 4.1% annualized rate in the third quarter of 2013, the highest rate in about two years, and at a milder 2.4% rate in the fourth quarter, in part because of weaker-than-expected consumer spending. Still, steady job growth helped reduce the national unemployment rate to 6.7% in February. We anticipate that the U.S. economic recovery will strengthen in 2014, as last year’s fiscal policy headwinds subside and wage growth improves.

To support the recovery, the Federal Reserve purchased $45 billion in Treasuries and $40 billion in agency mortgage-backed securities every month in 2013 to suppress longer-term rates. In both January and February 2014, however, the Fed reduced the size of its monthly purchases by $10 billion. We anticipate that the Fed will announce similar reductions after future monetary policy meetings, with asset purchases likely to end by the end of 2014. While Fed tapering may result in higher long-term interest rates, short-term rate increases seem unlikely to occur until sometime in late 2015 or 2016.

The Treasury and municipal yield curves steepened over the last year: Long-term yields increased as the taper approached, while short-term rates remained anchored by the Fed’s commitment to keep them low even after unemployment drops below 6.5%—assuming inflation remains contained. However, high-quality 30-year municipal yields rose more than the 30-year Treasury yield, which is unusual, and were slightly higher than the 30-year Treasury yield at the end of our reporting period. On a relative basis, this demonstrates the attractiveness of long-term tax-free bonds as an alternative for fixed income investors.

As of February 28, 2014, the 3.72% yield offered by a 30-year tax-free bond rated AAA was about 104% of the 3.58% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.17% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Full-year municipal issuance in 2013 totaled about $330 billion versus about $380 billion in 2012, according to The Bond Buyer, while issuance in the first two months of 2014 has been lower than expected, at around $34 billion. Issuance since mid-2013 has been somewhat limited, as higher long-term interest rates discouraged municipalities from refinancing older debt. Outflows from the municipal market persisted throughout the second half of 2013, and rising rates and credit concerns in certain parts of the muni market restrained demand from individual investors during that period. These trends abated somewhat in the first two months of 2014, but a resumption of rising rates or cash flows out of municipal bond portfolios could weigh on the market.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Austerity-minded state and local government leaders remain conservative about adding to indebtedness, which we consider to be supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the pattern has been slower and more uneven than historically, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

Detroit’s Chapter 9 bankruptcy case, while not an indicator of a systemic breakdown in municipal credit fundamentals, remains a concern for municipal investors. The judge in the case has ruled that the city is eligible for bankruptcy and that pension benefits—even though they are protected by the Michigan constitution—could be reduced through the federal bankruptcy process. The deteriorating fiscal situation in the Commonwealth of Puerto Rico, as indicated by recent credit rating agency downgrades to below investment grade, remains a risk to the broader muni market. This U.S. territory’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the commonwealth and its various governmental agencies. We continue to have very low exposure to Puerto Rico and would not be surprised if there are additional downgrades or if the commonwealth seeks a debt restructuring in the next year or two. Puerto Rico’s $3.5 billion bond issuance in early March will provide some short-term stability, but over the long term, the commonwealth’s government will need to continue making difficult decisions to improve its fiscal and economic profile.

In terms of sector performance, state and local general obligations (GOs) were flat but held up better than revenue bonds over the last 12 months. We favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, special tax and power bonds were two of the worst-performing sectors for the year due to weakness in Puerto Rican issues. Most remaining revenue segments were flat, but housing bonds outperformed with mild gains, helped by the residential real estate recovery.

CALIFORNIA MARKET NEWS

California’s credit profile continued to strengthen in the second half of 2013 as shown by modest improvement in the economy and financial position. Year-over-year nonfarm employment rose 3.0% to 14.7 million jobs in 2013, driven by gains in leisure and hospitality, educational and health services, and professional services. Employment in construction, while a relatively small sector, surged 9%, an encouraging sign that building activity is picking up.

In the fiscal 2014–2015 budget released in January, Governor Jerry Brown projected modest economic growth, further strength in the housing sector, and a decline in statewide unemployment to 7.3% by the end of 2015. For fiscal 2014, which ends June 30, 2014, the budget projects total resources available for the state’s General Fund will be about $102.7 billion, while expenditures will be about $98.5 billion. For fiscal 2015, which runs from July 1, 2014, through June 30, 2015, officials project total resources will increase 5.9% to $108.7 billion and expenses will jump 8.5% to $106.8 billion. Additionally, the General Fund balance is forecast to be $1.9 billion by the end of fiscal 2015, but grow to nearly $10 billion by fiscal 2018.

Moody’s and Fitch rate California’s GO debt A1 and A, respectively, with stable outlooks. S&P has an A rating on the debt with a positive outlook. California issues lease- and appropriation-backed debt, which is typically rated one notch below the GO pledge. As of February 1, 2014, California had $75.2 billion of GO bonds and $10.2 billion of lease- and appropriation-backed debt outstanding.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
The California Tax-Free Money Fund returned 0.01% for the six and 12 months ended February 28, 2014, in line with the Lipper California Tax-Exempt Money Market Funds Index. All money market rates continue to be closely tied to the fed funds target range of 0.00% to 0.25%.

As the Fed’s unprecedented accommodative monetary policy enters its sixth year, its zero interest rate policy continues to hurt money fund returns the most. Though the Fed has started winding down its monthly asset purchase program, money market rates remain immune from the policy change, which affects longer-term interest rates. Yields in the municipal money market continued to drift lower over the past six months, with rates ranging from 0.02% for overnight maturities to 0.16% for notes maturing in one year. The yield curve—which illustrates the relationship between yields and maturity dates for a set of similar securities—remained fairly unchanged over the period.

Low interest rates in recent years have encouraged municipal issuers to borrow in longer maturities to lock in favorable financing costs, a trend that has reduced the available supply of shorter-dated paper. For example, issuance of variable rate demand notes (VRDN) fell 32% in 2013, while the total amount of VRDN outstanding is down about 39% since 2008 as new issuance has been outstripped by supply taken out of the market. Meanwhile, money market assets over the last year have remained stagnant. These factors have helped create a perfect storm of too much demand chasing too little supply.

Credit quality continues to play a major role in the management of the fund. We favor water and sewer revenue bonds, highly rated hospitals, transportation financing, guaranteed housing finance, and higher education revenue bonds. Some significant positions include Kaiser Permanente, the California Department of Water, the California Housing Authority, and the University of California. We still favor prerefunded bonds, which are typically higher quality because they are backed by collateral held in Treasuries, and prefer high-quality issuers who can provide self-liquidity. Where self-liquidity is not possible, we look to liquidity providers such as U.S. Bank, Wells Fargo, and JP Morgan. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Money market yields are not expected to significantly change for quite some time despite the start of the Fed’s gradual winding down of its easy monetary policies. We believe that the Fed will not begin actively targeting short-term interest rates until sometime in late 2015 at the earliest. Given this outlook, we are comfortable operating at the longer end of our permissible weighted average maturity (WAM) range, with a target WAM of 50 to 55 days. We are committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal.

California Tax-Free Bond Fund
The California Tax-Free Bond Fund returned 6.96% and -0.26% for the six and 12 months ended February 28, 2014. The fund trailed its Lipper peer group of similarly managed funds over the six-month period but exceeded it for the full year. Our sector strategy, yield curve positioning, and limited exposure to Puerto Rico contributed to our positive relative returns. The fund compares favorably with its peers over longer time periods. (Based on cumulative total return, Lipper ranked the California Tax-Free Bond Fund 34 of 123, 62 of 114, 58 of 109, and 22 of 85 funds in the California municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended February 28, 2014, respectively. Past performance cannot guarantee future results.)

We maintained our sector strategy of underweighting GO debt and overweighting revenue-backed bonds. We favor the relative security of specific claims on revenues over generic pledges of taxing power associated with GOs, and revenue sectors typically provide more yield. We are highly selective in the local GO sector given our outlook for continued fiscal challenges facing California localities. However, we have grown more positive at the state level, and recently upgraded our internal rating as California’s economy heals, tax revenues improve, and Governor Brown has shown fiscal prudence in managing the state’s finances. Our exposure to the State of California has steadily increased, and it is currently the fund’s largest guarantor.

Shifts in the fund’s quality diversification were minimal over the fiscal year. Our A rated holdings increased by 2% and account for the largest portion of the fund. The fund’s BBB holdings declined, but we remain overweight to A and BBB rated holdings relative to the index given our belief that these bonds offer greater value than their higher-quality counterparts.

In general, holdings with longer maturities and longer durations—namely discount and zero-coupon bonds—performed poorly over the past 12 months. Holdings that performed best, on the other hand, were mostly lower-quality, shorter-maturity bonds whose valuations were not dramatically affected by higher rates and whose higher yields cushioned principal losses. Bond purchases in the latter half of the year were solid performers as the market significantly improved starting in January. These purchases included California GO debt and California Health for St. Joseph’s Health System. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our yield curve positioning shifted slightly over the past year. We maintained an overweight to bonds with maturities of 20 years and longer relative to the Barclays Municipal Bond Index, as we believe that longer-dated bonds offer greater relative value over other maturities. We also maintained an underweight to shorter-term maturities (three to 10 years) as absolute yields are low and appear quite rich versus their Treasury equivalents. We eliminated an underweight in very short maturities (less than one year). While longer-dated bonds are more vulnerable to interest rate risk, we believe that shorter-dated bonds may be subject to greater underperformance in the longer run. Over the past six months, the fund’s duration declined to 5.1 from 6.6 years. (A longer duration means the fund is more sensitive to changes in interest rates.) The fund’s weighted average maturity ended our fiscal year at 16.8 years, unchanged from six months ago but lower from the prior-year period, reflecting our outlook for higher rates as the U.S. economy gains traction and the Fed begins to increase rates to more normal levels.

Finally, the fund’s negligible exposure to the debt of Puerto Rico as our fiscal year began was a boon to relative performance. Bonds from the commonwealth are widely held because their income is tax-exempt in all states. As discussed earlier, however, these issues performed very poorly over the past year as the precarious state of Puerto Rico’s finances became generally recognized. We have been decreasing our Puerto Rico exposure for the past two years. Our one remaining Puerto Rico holding is a modest position in a hospital that is guaranteed by Ascension Health, a large AA rated U.S. hospital system. We credit our ability to avoid this pitfall to our strong research team, which has guided us well once again.

OUTLOOK

The decline in municipal bond prices that we witnessed during 2013 has rattled some investors, but it does not represent a fundamental change in the nature, quality, or risk characteristics of the market. We continue to believe that the municipal market is a high-quality market, with good investment opportunities for those with a long-term focus and attractive tax-free income—particularly for those in the highest tax brackets—in what is still a very low interest rate environment. The underperformance of long-term munis has made their nominal and taxable-equivalent yields more attractive, but price declines are likely if market outflows resume and interest rates start rising again.

We have been concerned about the potential for rising rates for some time. Our interest rate strategy and economics teams regularly make forward-looking projections of rates and yield curves, and we incorporate these assessments in our investment strategies. Given the potential for rates to rise further, we will remain careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity. However, we believe further rate increases will be more modest than what we have seen since the spring of 2013.

State and local government liabilities such as pension benefits and health care costs continue to be a growing long-term concern. While most municipal governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments seems unlikely. We continue to closely monitor the Detroit bankruptcy proceedings because there is the potential for adverse legal precedents to arise out of the case. As for Puerto Rico, our dedication to thorough, fundamental credit research has helped us minimize our exposure to this increasingly risky yet significant issuer of municipal bonds. Puerto Rico is working hard to turn its fiscal situation around, but significant challenges remain, and a debt restructuring seems likely without a strong economic rebound.

We believe T. Rowe Price’s strong credit research capabilities have been, and will remain, an asset for our investors. Even as interest rates return to more normal levels, bonds will remain an important asset class, and we expect to continue finding good investment opportunities for long-term oriented, income-seeking investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our long-term investors well.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 13, 2014

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit-quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
OTHER COMMERCIAL PAPER 21.7%		
California Dept. of Water Resources, TECP, 0.08%, 3/14/14	2,500	2,500
California HFA, Kaiser Permanente, TECP, 0.17%, 6/4/14	1,000	1,000
California HFA, Stanford Hosp. & Clinics, TECP, 0.13%, 6/4/14	1,000	1,000
California State Univ. Institute, TECP, 0.08%, 4/2/14	1,078	1,078
California State Univ. Institute, TECP, 0.10%, 3/4/14	1,137	1,137
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 8/19/14	1,000	1,000
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 10/3/14	2,000	2,000
California Statewide CDA, Kaiser Permanente, TECP 0.20%, 6/10/14	1,000	1,000
Golden Gate Bridge Highway & Transportation Dist., TECP 0.09%, 6/5/14	1,000	1,000
Golden Gate Bridge Highway & Transportation Dist., TECP 0.13%, 3/6/14	1,000	1,000
Los Angeles Harbor Dept., TECP, 0.12%, 4/3/14	3,000	3,000
Port of Oakland, TECP, 0.09%, 6/6/14	1,000	1,000
Port of Oakland, TECP, 0.13%, 3/5/14	1,100	1,100
Total Other Commercial Paper (Cost $17,815)		17,815
OTHER MUNICIPAL DEBT 36.2%		
California, 5.25%, 4/1/14	2,655	2,666
California Dept. of Water Resources, Central Valley 4.00%, 12/1/14	100	103
California Dept. of Water Resources, Central Valley 5.00%, 12/1/14	465	482
California EFA, Stanford Univ., 5.00%, 3/15/14	625	626
California EFA, Univ. of Southern California VRTR, 0.04%, 3/7/14 (1)	45	45
California EFA, Univ. of Southern California VRTR, 0.04%, 3/7/14 (1)	655	655
California HFA, Lucile Packard Children's Hosp. 4.00%, 8/15/14	250	254

California HFA, Stanford Hosp. & Clinics, 0.13%, 7/9/14	2,000	2,000
California HFA, Stanford Hosp. & Clinics, 2.00%, 8/15/14	450	454
California Public Works Board, Dept. of Corrections 5.00%, 6/1/14 (3)	1,005	1,017
California Public Works Board, Univ. of California Regents 5.00%, 3/1/14 (2)	1,100	1,100
Contra Costa Water Auth., Water Treatment, 1.00%, 10/1/14	1,900	1,910
JPMorgan Chase, Providence Health & Services VRTR, 0.04%, 3/7/14	1,000	1,000
JPMorgan Chase, Univ. of California Regents VRTR, 0.04%, 3/7/14 (1)	1,000	1,000
Los Angeles, GO, TRAN, 2.00%, 5/1/14	1,500	1,505
Los Angeles Airport, Int'l. Airport, 5.50%, 5/15/14 (4)	1,025	1,036
Los Angeles Community College Dist., GO, 3.00%, 8/1/14	1,000	1,012
Los Angeles County Metropolitan Transportation Auth. 4.00%, 7/1/14	1,490	1,509
Metropolitan Water Dist. of Southern California, 5.00%, 7/1/14	525	533
Orange County Sanitation Dist., COP, 2.00%, 10/16/14	1,000	1,011
Orange County Sanitation Dist., VRTR, 0.06%, 3/7/14 (1)	1,650	1,650
Orange County Sanitation Dist., Wastewater, 4.00%, 8/1/14	190	193
Univ. of California, 5.00%, 5/15/14	100	101
Univ. of California, 5.00%, 5/15/14	500	505
Univ. of California, 5.00%, 5/15/14 (5)	2,485	2,510
Wells Fargo Stage Trust, Los Angeles Harbor Dept. VRTR, 0.05%, 3/7/14 (1)	1,000	1,000
Wells Fargo Stage Trust, Metropolitan Washington Airports Auth. VRTR, 0.18%, 8/14/14 (1)(4)	1,500	1,500
Wells Fargo Stage Trust, Stanford Univ. VRTR, 0.17%, 4/10/14 (1)	1,100	1,100
Wells Fargo Stage Trust, Univ. of Southern California VRTR, 0.17%, 5/29/14 (1)	1,200	1,200
Total Other Municipal Debt (Cost $29,677)		29,677

VARIABLE RATE DEMAND NOTES 41.1%		
Affordable Housing Agency, RHA Properties, Westridge Hilltop VRDN, 0.04%, 3/7/14	2,100	2,100
Bay Area Toll Auth., San Francisco, VRDN, 0.03%, 3/7/14	1,300	1,300
California HFA, Dignity Health, Catholic Healthcare VRDN, 0.02%, 3/7/14	1,000	1,000
California HFA, Memorial Health, VRDN, 0.02%, 3/7/14	1,500	1,500
California HFA, Saint Joseph Health, VRDN, 0.03%, 3/3/14	105	105
California HFA, Scripps Health, VRDN, 0.02%, 3/7/14	500	500
California HFA, Scripps Health, VRDN, 0.02%, 3/7/14	1,150	1,150
California Housing Fin. Agency, Multi-Family VRDN, 0.02%, 3/7/14	2,105	2,105
California Housing Fin. Agency, Multi-Family VRDN, 0.02%, 3/7/14	2,400	2,400
California Housing Fin. Agency, Multi-Family VRDN, 0.03%, 3/7/14 (4)	1,300	1,300
California Housing Fin. Agency, Single Family VRDN, 0.03%, 3/7/14 (4)	910	910
California Housing Fin. Agency, Single Family VRDN, 0.03%, 3/7/14 (4)	805	805
California Statewide CDA, Community Hosp. Monterey Peninsula, VRDN, 0.02%, 3/7/14	2,200	2,200
East Bay Municipal Utility Dist., VRDN, 0.03%, 3/7/14	1,500	1,500
Los Angeles Community Redev. Agency, Promenade Towers VRDN, 0.04%, 3/7/14	2,275	2,275
Los Angeles Dept. of Water & Power, Electric VRDN, 0.01%, 3/3/14	2,000	2,000
Los Angeles Dept. of Water & Power, Waterworks VRDN, 0.02%, 3/3/14	2,000	2,000
Los Angeles Dept. of Water & Power, Waterworks VRDN, 0.03%, 3/7/14	1,300	1,300
Sacramento Municipal Utility Dist., VRDN, 0.02%, 3/7/14	1,700	1,700
Sacramento Suburban Water Dist., VRDN, 0.03%, 3/7/14	3,550	3,550

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On February 28, 2014, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended February 28, 2014 and February 28, 2013, totaled $8,000 and $8,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2014, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2014, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through June 30, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $100,000 were waived during the year ended February 28, 2014. Including these amounts, management fees waived in the amount of $323,000 remain subject to repayment by the fund at February 28, 2014.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended February 28, 2014, management fees waived and operating expenses reimbursed totaled $350,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2014, expenses incurred pursuant to these service agreements were $91,000 for Price Associates and $40,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust
 and Shareholders of California Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 2/28/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  less than $1,000 from short-term capital gains

  $8,000 which qualified as exempt-interest dividends for Federal and California state purposes.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); Director, BioMed Realty Trust (2013 to present)
[157]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1986	present); Director and Member of the Advisory Board, Deutsche
[157]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[157]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[157]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[52]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With California
Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Municipal Credit
Research Analyst, Barclays (to 2011)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982)	Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price
Vice President	Trust Company; Vice President, T. Rowe Price
and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,862,000 and $1,651,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 16, 2014